RISKS ASSOCIATED WITH TORM'S ACTIVITIES	12 Months Ended
Dec. 31, 2019
RISKS ASSOCIATED WITH TORM'S ACTIVITIES
RISKS ASSOCIATED WITH TORM'S ACTIVITIES

NOTE 20 – RISKS ASSOCIATED WITH TORM’S ACTIVITIES

TORM’s overall risk tolerance and inherited exposure to risks is divided into four main categories:

•	Long-term strategic risks
•	Industry and market-related risks
•	Operational and compliance risks
•	Financial risks

The risks described below under each of the four categories are considered to be among the most significant risks for TORM within each category.

LONG-TERM STRATEGIC RISKS

Industry-changing risks, such as the substitution of oil for other energy sources and radical changes in transportation patterns, are considered to have a relatively high potential impact but are long-term risks. Management continues to monitor long-term strategic risks to ensure the earliest possible mitigation of potential risks and develop necessary capabilities to exploit opportunities created by the same risks.

INDUSTRY AND MARKET-RELATED RISKS

Industry and market-related risk factors relate to changes in the markets and in the political, economic and physical environment that Management cannot control such as freight rates and vessel and bunker prices.

Freight rate fluctuations

The Company’s income is principally generated from voyages carried out by its fleet of vessels. As such, TORM is exposed to the considerable volatility that characterizes freight rates for such voyages.

It is the Company’s strategy to seek a certain exposure to this risk, as volatility also represents an opportunity because earnings historically have been higher in the day-to-day market compared to time charters. The fluctuations in freight rates for different routes may vary substantially. However, TORM is aiming at reducing the sensitivity to the volatility of such specific freight rates by actively seeking the optimal geographical positioning of the fleet and by optimizing the services offered to customers. Please refer to note 8 for details on impairment testing.

Tanker freight income is to a certain extent covered against general fluctuations through the use of physical contracts such as cargo contracts and time charter agreements with durations of 6‑36 months. In addition, TORM uses derivative financial instruments such as forward freight agreements (FFAs) with coverage of typically 0‑24 months forward, based on market expectations and in accordance with the Company’s risk management policies.

During 2019, 9.5% (2018: 13.1%; 2017: 12.5%) of earning days equal to 25.707 deriving from the Company’s tankers was hedged in this way. Physical time charter contracts accounted for 59.3% (2018: 62.8%; 2017: 60.7%) of overall hedging. In 2019, the Company sold FFAs with a notional contract value of USD 34.9m (2018: USD 39.6m; 2017: USD 44.2m) and bought FFAs with a notional contract value of USD 22.5m (2018: USD 18.8m; 2017: USD 12.2m). The total notional contract volume sold in 2019 was 1,585,190 metric tons (2018: 2,683,000 metric tons; 2017: 1,754,000 metric tons), and the total notional volume bought was 1,295,000 metric tons (2018: 1,447,000 metric tons; 2017: 530,000 metric tons). At the end of 2019, the coverage of available earning days for 2020 was 8.6% through time charters, current spot voyages, cargo contracts and FFAs (2018: 9.9%; 2017: 13.3%). No FFA had maturity beyond 2020.

FFA trade and other freight-related derivatives are subject to specific policies and guidelines approved by the Risk Committee, including trading limits, stop-loss policies, segregation of duties and other internal control procedures.

All things being equal and to the extent the Company’s vessels have not already been chartered out at fixed rates, a freight rate change of USD/day 1,000 would lead to the following changes in profit before tax based on the expected number of earning days for the coming financial year:

Sensitivity to changes in freight rates

USDm	2020	2019	2018
Decrease in freight rates of USD/day 1,000:
Changes in profit/loss before tax for the following year	(25.4)	(25.3)	(24.1)
Changes in equity for the following year	(25.4)	(25.3)	(24.1)

Sales and purchase price fluctuations

As an owner of vessels, TORM is exposed to risk associated with changes in the value of the vessels, which can vary considerably during their useful lives. As of 31 December 2019, the carrying value of the fleet was USD 1,674.8m (2018: USD 1,396.5m). Based on broker valuations, TORM’s fleet excluding undelivered newbuildings had a market value of USD 1,632.6m as of 31 December 2019 (2018: USD 1,322.1m).

Bunker price fluctuations

The cost of fuel oil consumed by the vessels, known in the industry as bunkers, accounted for 61.1% (2018: 60.8%; 2017: 55.3%) of the total voyage costs in 2019 and is by far the biggest single cost related to a voyage.

TORM is exposed to fluctuations in bunker prices that are not reflected in the freight rates achieved by the Company. To reduce this exposure, TORM hedges part of its bunker requirements with oil derivatives in its entirety for all risks.

Bunker trade is subject to specific risk policies and guidelines approved by the Risk Committee including trading limits, stop-loss, stop-gain and stop-at-zero policies, segregation of duties and other internal control procedures.

In 2019, 6.5% (2018: 4.8%; 2017: 3.3%) of TORM’s bunker purchase was hedged through bunker hedging contracts. At the end of 2019, TORM had covered 2.6% equal to 13,590 metric tons (2018: 2.0%; 2017: 2.1%) of its bunker requirements for 2020 using hedging instruments at an average price of 398. No bunker derivatives had maturity beyond 2020. Total bunker exposure is estimated to be approximately 529,852 metric tons.

All things being equal, a price change of 10% per ton of bunker oil (without subsequent changes in freight rates) would lead to the following changes in expenditure based on the expected bunker consumption in the spot market:

Sensitivity to changes in the bunker price

USDm	2020	2019	2018
Increase in the bunker prices of 10% per ton:
Changes in profit/loss before tax for the following year	(19.8)	(20.7)	(18.3)
Changes in equity for the following year	(19.8)	(20.7)	(18.3)

OPERATIONAL AND COMPLIANCE RISKS

Operational risks are risks associated with the ongoing operations of the business and include risks such as safe operation of vessels, availability of experienced seafarers and staff, terrorism, piracy as well as insurance and counterparty risk.

Insurance coverage

In the course of the fleet’s operation, various casualties, accidents and other incidents may occur that may result in financial losses for TORM. For example, national and international rules, regulations and conventions mean that the Company may incur substantial liabilities if a vessel is involved in an oil spill or emission of other environmentally hazardous agents.

In order to reduce the exposure to these risks, the fleet is insured against such risks to the extent possible. The total insurance program comprises a broad cover of risks in relation to the operation of vessels and transportation of cargo, including personal injury, environmental damage and pollution, cargo damage, third-party casualty and liability, hull and machinery damage, total loss and war. All TORM’s owned vessels are insured for an amount corresponding to their market value plus a margin to cover any fluctuations. Liability risks are covered in line with international standards. It is TORM’s policy to cooperate with financially sound international insurance companies with a credit rating of BBB or better, presently some 14‑16 companies, along with two P&I clubs, to diversify risk. The P&I clubs are member of the internationally recognized collaboration, International Group of P&I clubs, and the Company’s vessels are each insured for the maximum amount available in the P&I system. At the end of 2019, the aggregate insured value of hull and machinery and interest for TORM’s owned vessels amounted to USD 1.8bn (2018: USD 1.5bn; 2017: USD 1.4bn).

Counterparty risk

Counterparty risk is an ever-present challenge demanding close monitoring to manage and decide on actions to minimize possible losses. The maximum counterparty risk associated is equal to the values recognized in the balance sheet. A consequential effect of the counterparty risk is loss of income in future periods, e.g. counterparties not being able to fulfill their responsibilities under a time charter, a contract of affreightment or an option. The main risk is the difference between the fixed rates under a time charter or a contract of affreightment and the market rates prevailing upon default. This characterizes the method for identifying the market value of a derivative instruments.

The Company has a close focus on its risk policies and procedures to ensure that risks managed in the day-to-day business are kept at agreed levels and that changes in the risk situation are brought to Management’s attention.

The Company’s counterparty risks are primarily associated with:

•	Receivables, cash and cash equivalents, including restricted cash
•	Contracts of affreightment with a positive fair value
•	Derivative financial instruments and commodity instruments with positive fair value

Receivables, cash and cash equivalents, including restricted cash

The majority of TORM’s customers are companies that operate in the oil industry. It is assessed that these companies are, to a great extent, subject to the same risk factors as those identified for TORM.

A major part of the Company’s freight revenues stems from a small group of customers. In 2019, no customer accounted for more than 10% of the Company’s freight revenues (2018: one customer accounted for 17%; 2017: none). The concentration of earnings on a few customers requires extra attention to credit risk. TORM has a credit policy under which continued credit evaluations of new and existing customers take place. For long-standing customers, payment of freight normally takes place after a vessel’s cargo has been discharged. For new and smaller customers, the Company’s credit risk is limited as freight is usually paid prior to the cargo’s discharge, or, alternatively, a suitable bank guarantee is placed in lieu thereof.

As a consequence of the payment patterns mentioned above, the Company’s receivables primarily consist of receivables from voyages in progress at year-end and outstanding demurrage. For the past five years, the Company has not experienced any significant losses in respect of charter payments or any other freight agreements. With regard to the collection of original demurrage claimed, the Company’s average stands at 98.7% (2018: 98.1%; 2017: 97.0%), which is considered to be satisfactory given the differences in interpretation of events. In 2019, demurrage represented 13.1% (2018: 13.3%; 2017: 13.2%) of the total freight revenues. Please see note 1 for more details on recognition of demurrage claim into revenue.

Excess liquidity is placed on deposit accounts with major banks with strong and acceptable credit ratings or invested in secure papers such as American or Danish government bonds. Cash is invested with the aim of getting the highest possible yield while maintaining a low counterparty risk and adequate liquidity reserves for possible investment opportunities or to withstand a sudden drop in freight rates.

Derivative financial instruments and commodity instruments

In 2019, 100.0% (2018: 100.0%; 2017: 100.0%) of TORM’s forward freight agreements (FFAs) were cleared through clearing houses, effectively reducing counterparty credit risk by daily clearing of balances. Over-the-counter fuel swaps have restrictively been entered into with major oil companies, banks or highly reputed partners with a satisfactory credit rating. TORM also trades FX and interest derivatives. All such derivatives were done with investment grade counterparties.

Financial risks

Financial risks relate to the Company’s financial position, financing and cash flows generated by the business, including foreign exchange risk and interest rate risk. The Company’s liquidity and capital resources are described in note 2.

Foreign exchange risk

TORM uses USD as its functional currency because the majority of the Company’s transactions are denominated in USD. The foreign exchange risk is thereby limited to cash flows not denominated in USD. The primary risk relates to transactions denominated in DKK, EUR and SGD and relates to administrative and operating expenses.

The part of the Company’s expenses that is denominated in currencies other than USD accounts for approximately 98.3% (2018: 98.3%; 2017: 97.9%) for administrative expenses and approximately 20.1% (2018: 23.4%; 2017: 24.5%) for operating expenses. TORM’s expected administrative and operating expenses in DKK and EUR for 2020 are approximately DKK 353.1m, whereof 63.0% (2018: 64.1%; 2017: 62.0%) are hedged through FX forward contracts. All FX forward contracts have maturity within 2020, and TORM’s average hedge USD/DKK currency rate is 6.5.   FX exposure is hedged in its entirety for all risks.

TORM assumes identical currency risks arising from exposures in DKK and EUR.

Sensitivity to changes in the USD/DKK and USD/EUR exchange rate

All things being equal, a change in the USD/DKK and USD/EUR exchange rate of 10% would result in a change in profit/loss before tax and equity as follows:

USDm	2020	2019	2018
Effect of a 10% increase of DKK and EUR:
Changes in profit/loss before tax for the following year	(2.0)	(2.1)	(2.5)
Changes in equity for the following year	(2.0)	(2.1)	(2.5)

Interest rate risk

TORM’s interest rate risk generally relates to interest-bearing borrowings. All the Company’s loans for financing vessels are denominated in USD. Please refer to note 15 for additional information on borrowings.

At the end of 2019, TORM has fixed 72.9% of the interest exposure for 2020 equal to a total interest expense exposure of USD 37.4m (2018: 66.2%; 2017: 63.2%). As of 31  December 2019, TORM has interest rate hedges covering and with maturity in the period 2020-2026 with a notional value of USD 597.8m, hedged at an interest rate of 2.33% plus margin. Interest exposure is hedged in its entirety for all risks.

Most of TORM’s debt and interest hedging is based on US LIBOR which is set to expire by the end of 2021. While it is not yet clear which reference rate will replace LIBOR after 2021, trade organizations such as the LMA and ISDA are working with the market, each other and regulators on the transition of LIBOR. As the expiration of LIBOR affects money market transactions worth trillions of dollars and preparations are being made by leading trade organizations, a smooth transition with insignificant risk to TORM is expected. TORM continues to monitor the progress of the negotiations towards a new reference rate.

Sensitivity to changes in interest rates

All things being equal, a change in the interest rate level of 1%-point would result in a change in the interest rate expenses as follows:

USDm	2020	2019	2018
Effect of a 1%-point increase in interest rates:
Changes in profit/loss before tax for the following year	(3.0)	(2.4)	(3.2)
Changes in equity for the following year	7.9	8.0	3.6

LIQUIDITY RISK

TORM’s strategy is to ensure continuous access to funding sources by maintaining a robust capital structure and a close relationship with several financial partners. As of 31 December 2019, TORM’s loan portfolio was spread across ten different banks.

As of 31 December 2019, TORM maintains a liquidity reserve of USD 72m in cash combined with USD 75m in undrawn revolving credit facilities. Cash is only placed in banks with a high credit rating.

For further information on contractual obligations, including a maturity analysis, please refer to note 18.